UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: October 31, 2015

Date of reporting period: April 30, 2015

Item 1.	Reports to Stockholders.

Manager’s Discussion of Fund Performance

Dear Shareholders:

The following table summarizes performance data for the FMC Strategic Value Fund (the “Fund”) for the period indicated:

Period Ended April 30, 2015
Six Months
FMC Strategic Value Fund	-1.32%
Russell 2000 Value Index	2.05%

As set forth above, our performance trailed our benchmark, the Russell 2000 Value Index, during the first six months of fiscal 2015. As was the case with our performance for the full fiscal year ended October 31, 2014, which also reflected a slight decline, the cause was directly related to weakness in the energy sector, a critical part of the Fund’s holdings. Specifically, owing to various factors, oil prices fell by over 50% from around $100 per barrel to less than $50 per barrel in the June – December 2014 time frame. While oil prices have since recovered somewhat to around $60 per barrel, and have shown some signs of stabilizing, we do not have the ability to predict oil prices in the short term. Longer term, however, we believe that the fundamentals are developing to restore prices to more attractive and economical levels for the industry. One key variable is the fact that drilling activity in North America has already fallen by 50% as oil and gas operators have severely cut their capital spending budgets. That is, there are less than 1,000 rigs drilling for oil and gas today in North America compared with 2,000 at this time one year ago (Source: Baker Hughes Incorporated, June 5, 2015). While the impact of this spending contraction has yet to result in a decline in production, we think it is only a matter of time before market forces will bring supply/demand back into balance. Notwithstanding the fact that oil and gas operators have been successful in lowering their cost to develop new resources, the fact is that oil and gas are depleting assets, and require consistent reinvestment of capital to keep up with demand, even if the demand growth is modest, as has been the case. In the meantime, we are confident that our holdings in the energy sector will participate when industry conditions return to more normalized levels.

On a more positive side, we had favorable performance in our consumer-related holdings, i.e., Prestige Brands and Jarden. In addition, we sold VCA Antech and MTS Systems, two long term holdings that yielded above average returns, as they appeared fully valued.

Two new holdings in the portfolio since our last report are Navigator Holdings Ltd. and H&R Block.

Navigator, which was formed in 1997, builds and operates a fleet of liquefied petroleum gas (LPG) carriers. LPG consists of various products, such as propane, butane, ethane and natural gasoline, which are largely by-products from natural gas production. U.S. shale gas production has increased five-fold over the past five years and we believe it is set to continue growing, albeit at a slower rate, mainly with the development of the huge Marcelllus gas field in Pennsylvania. Navigator is the largest operator of LPG carriers with a fleet of 27 vessels and with seven more on order. Because LPG is transported in liquefied form by applying cooling and air pressure, depending on the cargo, these ships are sophisticated and difficult to operate. As such, rates for these ships have typically been quite stable and without the extreme volatility that has characterized the tanker market.

Since 2005, Navigator’s revenue and EBITDA have shown compound annual growth of 18%, and we believe that this growth rate will continue into 2017 based on the ships scheduled to be delivered, and contract rates that currently prevail in the market. New ships are being contracted for terms of ten years with rates of return at 15% or more, unlevered.

We were able to acquire our position for a modest premium over year-end tangible book value of $14.50 per share and over six times estimated EBITDA for 2015. Our cost is also at a discount to the $19 IPO price in 2013. On balance, we think the valuation is very conservative.

H&R Block (HRB) is the #1 tax preparer in the US with roughly 20 million tax returns completed annually across its 10,000 retail locations and online platform. The company has a strong brand, high customer retention rates and robust pricing power; it commands operating margins of over 25%. We expect HRB’s tax preparation services to continue to be valuable and believe that demand for its services will grow.

HRB’s business has generated high levels of cash flow. However, it has not been able to return its excess cash flow to shareholders in recent years due to regulatory requirements associated with its ownership of a small bank. The company is in the midst of divesting the bank and is awaiting regulatory approval for this transaction. Upon consummation of the divestiture, we believe HRB will be able to unlock its trapped capital, resulting in significant dividend increases and share repurchases. In total we see the potential for $2 billion to be returned to shareholders (relative to its current $9 billion market capitalization), something, in our opinion, that is not factored into the stock’s valuation today.

We acquired our position in HRB at around $32 per share. While the stock does not look particularly cheap on current cash earnings power of about $2.00 per share, we think the stock is inexpensive taking into account the aforementioned expected recapitalization and solid underlying growth, driven by increases in the number of prepared tax returns and revenue per tax return. If the investment thesis plays out as we expect, HRB’s cash earnings power should surpass $3 per share in 3-to-4 years, and the total return on this investment (including dividends) should exceed 50%.

We appreciate your continued confidence.

Sincerely,

Edward I. Lefferman	Paul E. Patrick
Co-Portfolio Manager	Co-Portfolio Manager

June 2015

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-877-362-4099.

The information provided herein represents the opinion of the manager at a specific point in time and is not intended to be a forecast of future events, a guarantee of future results nor investment advice.

Investing involves risk including loss of principal. Holdings are subject to change.

EBITDA — Earnings Before Interest, Tax, Depreciation, and Amortization

Comparison of Change in the Value of a $10,000 Investment

in the FMC Strategic Value Fund versus the Russell 2000 Value Index

AVERAGE ANNUAL TOTAL RETURN(1) FOR THE PERIODS ENDED APRIL 30, 2015
	Six Month Return	1 Year Return	3 Year Return	5 Year Return	10 Year Return
FMC Strategic Value Fund	-1.32%	-4.46%	9.59%	7.72%	7.52%
Russell 2000 Value Index(2)	2.05%	4.89%	14.52%	10.55%	7.87%

(1)

As stated in the Fund’s prospectus, the annual fund operating expenses are 1.18%, not including acquired fund fees and expenses. The data quoted herein represents past performance; past performance does not guarantee future results. The return and value of an investment in the Fund will fluctuate so that, when redeemed, the investment may be worth less than its original cost. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not include any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers were applied during earlier periods; if they had not been in effect, performance would have been lower. For performance data current to the most recent month end, please call 1-877-FMC-4099 (1-877-362-4099).

(2)	The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Portfolio Composition(3)

(3)	Portfolio composition percentages are based upon the total investments of the Fund.

Schedule of Investments	FMC Strategic Value Fund

April 30, 2015	(Unaudited)

	Shares	Value (000)
Common Stock (93.2%)
Automotive (6.4%)
Federal-Mogul*	702,329	$9,060
Spartan Motors	825,000	3,886

		12,946

Aviation (2.6%)
Fly Leasing Ltd. ADR	356,230	5,261

Basic Industry (7.6%)
Harsco	225,000	3,618
Mueller Industries	334,000	11,703

		15,321

Chemicals (2.9%)
Huntsman	250,000	5,762

Diversified Financials (2.5%)
Dundee, Cl A*(1)	530,000	5,120

Energy (14.1%)
Approach Resources*	440,000	3,859
Halliburton	83,000	4,063
Noble Corp.	200,000	3,462
Oil States International*	40,000	1,903
Paragon Offshore PLC	66,666	121
Range Resources	165,000	10,487
Weatherford International Ltd.*	300,000	4,365

		28,260

Fertilizer (2.4%)
Agrium	47,000	4,871

Financial Services (2.4%)
Leucadia National	200,000	4,754

Health Care (2.2%)
Hanger Orthopedic*	200,000	4,468

Industrial/Manufacturing (10.3%)
Actuant, Cl A	100,000	2,382
AZZ	170,000	7,886
Mettler-Toledo International*	18,000	5,706
Navigator Holdings Ltd.*	225,000	4,820

		20,794

Miscellaneous Consumer (9.1%)
Jarden*	180,000	9,212
Prestige Brands Holdings*	230,000	9,028

		18,240

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	FMC Strategic Value Fund

April 30, 2015	(Unaudited)

	Shares	Value (000)
Paper (6.3%)
Neenah Paper	210,000	$12,699

Real Estate Investment Trust (3.2%)
Rouse Properties	370,000	6,464

Recreation/Leisure (4.3%)
Drew Industries	115,000	6,517
Thor Industries	35,000	2,106

		8,623

Services (7.6%)
ARC Document Solutions*	261,150	2,230
Civeo	80,000	374
H&R Block	126,000	3,810
United Stationers	219,269	8,905

		15,319

Technology (5.8%)
Polycom*	327,000	4,267
Tech Data*	70,000	3,946
TeleTech Holdings	130,000	3,372

		11,585

Transportation Equipment (3.5%)
Commercial Vehicle Group*	600,000	3,456
Titan International	335,000	3,481

		6,937

Total Common Stock
(Cost $121,232)		187,424

Short-Term Investment (5.1%)
Dreyfus Treasury Prime Cash Management Fund, Cl I, 0.001%(2)
(Cost $10,277)	10,277,107	10,277

Total Investments (98.3%)
(Cost $131,509)		$197,701

Percentages are based on Net Assets (in thousands) of $201,134.

*	Non-income producing security.
(1)	Security is traded on a foreign stock exchange.
(2)	The rate shown is the 7-day effective yield as of April 30, 2015.

ADR — American Depositary Receipt

Cl — Class

Ltd. — Limited

PLC — Public Limited Company

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities (000)	FMC Strategic Value Fund

April 30, 2015	(Unaudited)

Assets:
Investments at Value (Cost $131,509)	$197,701
Receivable for Investment Securities Sold	3,476
Dividend Receivable	218
Reclaim Receivable	18
Receivable for Capital Shares Sold	10
Other Assets	10

Total Assets	201,433

Liabilities:
Payable to Adviser	168
Payable for Investment Securities Purchased	83
Payable to Administrator	19
Payable to Trustees and Officers	3
Other Accrued Expenses	26

Total Liabilities	299

Net Assets	$201,134

Net Assets Consist of:
Paid-in Capital	$126,119
Accumulated Net Investment Income	63
Accumulated Net Realized Gain on Investments	8,760
Net Unrealized Appreciation on Investments	66,192

Net Assets	$201,134

Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	6,845,834	(1)

Net Asset Value, Offering and Redemption Price Per Share	$29.38

(1)	Shares have not been rounded.

The accompanying notes are an integral part of the financial statements.

Statement of Operations (000)	FMC Strategic Value Fund

For the Six Month Period Ended April 30, 2015	(Unaudited)

Investment Income:
Dividend Income (Less Foreign Taxes Withheld of $15)	$1,247

Total Investment Income	1,247

Expenses:
Investment Advisory Fees	998
Administration Fees	113
Trustees’ and Officers’ Fees	5
Transfer Agent Fees	23
Professional Fees	16
Registration and Filing Fees	10
Printing Fees	9
Custodian Fees	5
Other Expenses	5

Total Expenses	1,184

Net Investment Income	63

Net Realized Gain on Investments	9,967
Net Change in Unrealized Depreciation on Investments	(12,867)

Net Realized and Unrealized Loss on Investments	(2,900)

Net Decrease in Net Assets Resulting From Operations	$(2,837)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets (000)	FMC Strategic Value Fund

For the Six Month Period Ended April 30, 2015 (Unaudited) and the Year Ended October 31, 2014

	Six Months November 1, 2014 to April 30, 2015	Year November 1, 2013 to October 31, 2014
Operations:
Net Investment Income (Loss)	$63	$(326)
Net Realized Gain on Investments	9,967	10,549
Net Change in Unrealized Depreciation on Investments	(12,867)	(15,275)

Net Decrease in Net Assets Resulting from Operations	(2,837)	(5,052)

Dividends and Distributions:
Net Realized Gain	(10,103)	(1,312)

Total Dividends and Distributions	(10,103)	(1,312)

Capital Share Transactions:
Issued	2,408	8,562
Reinvestment of Dividends	10,067	1,308
Redeemed	(8,366)	(12,547)

Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions	4,109	(2,677)

Total Decrease in Net Assets	(8,831)	(9,041)

Net Assets:
Beginning of Period	209,965	219,006

End of Period	$201,134	$209,965

Accumulated Net Investment Income	$63	$—

Shares Transactions:
Issued	84	269
Reinvestment of Dividends	349	41
Redeemed	(286)	(389)

Net Increase (Decrease) in Shares Outstanding	147	(79)

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

Financial Highlights	FMC Strategic Value Fund

For a Share Outstanding Throughout Each Period

For the Six Month Period Ended April 30, 2015 (Unaudited) and for the Years Ended October 31,

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Return of Capital		Total Dividends and Distributions	Net Asset Value, End of Period	Total Return(3)	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
2015(1)	$31.34	$0.01	$(0.45)	$(0.44)	$—	$(1.52)	$—		$(1.52)	$29.38	(1.32)%	$201,134	1.19%	0.06%	13%
2014	32.31	(0.05)	(0.73)	(0.78)	—	(0.19)	—		(0.19)	31.34	(2.41)	209,965	1.18	(0.15)	17
2013	22.97	(0.04)	9.40	9.36	(0.02)	—	—		(0.02)	32.31	40.76	219,006	1.20	(0.14)	12
2012	21.66	(0.02)	1.45	1.43	(0.02)	(0.10)	—	(4)	(0.12)	22.97	6.69	166,706	1.21	(0.09)	8
2011	21.31	0.06	0.48	0.54	(0.07)	(0.12)	—		(0.19)	21.66	2.47	185,490	1.21	0.24	6
2010	17.73	—	3.59	3.59	(0.01)	—	—		(0.01)	21.31	20.27	188,051	1.21	0.02	21

(1)	All ratios for the period have been annualized.

(2)	Per share calculations were performed using average shares for the period.

(3)	Total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares.

(4)	Includes return of capital of less than $0.01.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements	FMC Strategic Value Fund

April 30, 2015	(Unaudited)

1. Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with 54 funds. The financial statements herein are those of the FMC Strategic Value Fund (the “Fund” and together with the FMC Select Fund, the “Funds”). The Fund is classified as a “diversified” investment company under the 1940 Act. The Fund seeks to provide long-term capital appreciation by investing primarily in equity securities of U.S. companies with small to medium market capitalizations that First Manhattan Co., investment adviser to the Fund (the “Adviser” or “FMC”), considers undervalued by the market. The financial statements of the remaining funds of the Trust are not presented herein, but are presented separately. The assets of each fund within the Trust are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Fund.

Use of Estimates — The Fund is classified as an investment company in conformity with U.S. generally accepted accounting principles (“GAAP”) and as such follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Values of debt securities are generally reported at the last sales price if the security is actively traded. If a debt security is not actively traded it is valued at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

All investment companies held in the Fund’s portfolio are valued at the published net asset value.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value procedures are implemented through a Fair Value Pricing Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of April 30, 2015, there were no securities valued in accordance with the fair value procedures.

Notes to Financial Statements	FMC Strategic Value Fund

April 30, 2015	(Unaudited)

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received if an asset were sold or paid if a liability were transferred in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

The three levels of the fair value hierarchy are described below:

• Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

• Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

• Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

As of April 30, 2015, all of the investments for the Fund are Level 1, in accordance with the fair value hierarchy. For details of investment classification, see the Schedule of Investments.

During the six month period ended April 30, 2015, there were no significant changes to the Fund’s fair valuation methodologies.

During the six month period ended April 30, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities. For the six month period ended April 30, 2015, the Fund did not hold any Level 3 securities.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to its shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current period. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six month period ended April 30, 2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six month period ended April 30, 2015, the Fund did not incur any interest or penalties.

Notes to Financial Statements	FMC Strategic Value Fund

April 30, 2015	(Unaudited)

Security Transactions and Investment Income — Security transactions are accounted for on the date the security is purchased or sold (trade date) for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold. Interest income is recognized on the accrual basis from settlement date. Dividend income is recorded on the ex-date.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are allocated to the Fund on a pro rata basis based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid to shareholders quarterly. Any net realized capital gains are distributed to shareholders at least annually.

3. Transactions with Affiliates:

Certain officers of the Trust are also officers of the Administrator, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, each of whom is an employee of the Administrator, is paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisers and service providers as required by Securities and Exchange Commission (“SEC”) regulations. The CCO’s services and fees have been approved by and are reviewed by the Board. For the six month period ended April 30, 2015, the Fund was allocated CCO fees totaling $1,878.

The Fund effects brokerage or other agency transactions through the Adviser, a registered broker-dealer, and pays brokerage commissions or related charges that are consistent with the applicable requirements of the Investment Company Act of 1940, the Securities and Exchange Act of 1934 and rules promulgated by the SEC. For the six month period ended April 30, 2015, the Adviser received $9,734 in brokerage commissions from the Fund.

4. Administration, Distribution, Transfer Agent and Custodian Agreements:

The Trust and the Administrator have entered into an Administration Agreement under which the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For its services under the Administration Agreement, the Administrator is paid an asset based fee which will vary depending on the number of share classes and the average daily net assets of the Fund. For the six month period ended April 30, 2015, the Fund paid $112,889 for these services.

The Trust and Distributor are parties to a Distribution Agreement. The Distributor receives no fees for its distribution services under this agreement.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased and/or sold by the Fund.

5. Investment Advisory Agreement:

For its services to the Fund, FMC is entitled to an investment advisory fee which is calculated daily and paid monthly, at an annual rate of 1.00% based on the average daily net assets of the Fund. FMC has voluntarily agreed to reduce fees and reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) from exceeding 1.30% of the Fund’s average daily net assets. FMC may discontinue all or a portion of its fee reductions or expense reimbursements at any time. For the six month period ended April 30, 2015, FMC received advisory fees of 1.00% of the Fund’s average daily net assets.

Notes to Financial Statements	FMC Strategic Value Fund

April 30, 2015	(Unaudited)

6. Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than short-term investments, in thousands, for the six month period ended April 30, 2015, were as follows:

Purchases	$23,456
Sales	25,457

7. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or to paid-in capital as appropriate, in the period that the differences arise. Accordingly, the following permanent differences, in thousands, primarily attributable to real estate investment trust adjustments and net operating losses, have been reclassified to/from the following accounts as of October 31, 2014:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$446	$(446)

These reclassifications had no impact on net assets or net asset value per share.

The tax character of dividends and distributions, in thousands, declared during the years ended October 31, 2014 and October 31, 2013 was as follows:

	Ordinary Income	Long-Term Capital Gains	Total
2014	$131	$1,181	$1,312
2013	121	—	121

Amounts designated as “—” are $0.

As of October 31, 2014, the components of distributable earnings, in thousands, on a tax basis were as follows:

Undistributed Ordinary Income	$1,113
Undistributed Long-Term Capital Gains	8,989
Unrealized Appreciation	77,853

Total Distributable Earnings	$87,955

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, in thousands, held by the Fund at April 30, 2015, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$131,509	$72,877	$(6,685)	$66,192

8. Other:

At April 30, 2015, one shareholder of record held 94% of the Fund’s total outstanding shares. The shareholder of record was an omnibus account for the exclusive benefit of customers maintained by the Adviser, through Pershing LLC, in its capacity as a broker-dealer.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

9. Subsequent Events:

There were no matters requiring additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued.

Disclosure of Fund Expenses	FMC Strategic Value Fund

(Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important that you understand how these costs affect your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (November 1, 2014 through April 30, 2015). The table below illustrates your Fund’s costs in two ways:

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Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the period, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 11/01/14	Ending Account Value 04/30/15	Annualized Expense Ratios	Expenses Paid During Period*

Actual Fund Return	$1,000.00	$986.80	1.19%	$5.86

Hypothetical 5% Return	1,000.00	1,018.89	1.19	5.96

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Board Considerations in Re-Approving the Advisory Agreement	FMC Strategic Value Fund

(Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be renewed after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on November 18, 2014 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Fund met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance systems; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark index.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect any economies of scale being realized by the Adviser for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel and the resources of the Adviser. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment approach for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day management of the Fund.

Board Considerations in Re-Approving the Advisory Agreement	FMC Strategic Value Fund

(Unaudited)

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Fund and the Adviser

The Board was provided with information regarding the Fund’s performance since the Agreement was last renewed, as well as information regarding the Fund’s performance over other time periods including since its inception. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark index and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees considered reasons for the underperformance of the Fund relative to its benchmark and peer group and the steps recently taken by the Adviser in an effort to improve the performance of the Fund. The Trustees agreed that they would continue to closely monitor the Fund’s performance. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fees to those paid by a peer group of mutual funds as classified by Lipper. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates. The Trustees noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not unreasonable. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to continue its expense limitation and fee waiver arrangement with the Fund.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board was unable to conclude that economies of scale, if any, were not appropriately shared with the Fund.

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

FMC STRATEGIC VALUE FUND
P.O. Box 219009
Kansas City, MO 64121-9009

Adviser:
FIRST MANHATTAN CO.
399 Park Avenue
New York, NY 10022

Distributor:
SEI INVESTMENTS DISTRIBUTION CO.
1 Freedom Valley Dr.
Oaks, PA 19456

Administrator:
SEI INVESTMENTS GLOBAL FUNDS SERVICES
1 Freedom Valley Dr.
Oaks, PA 19456

Legal Counsel:
MORGAN, LEWIS & BOCKIUS LLP
1701 Market Street
Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus. Investors should read the prospectus carefully before investing.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund's Forms N-Q (Quarterly Schedule of Portfolio Holdings) are available on the SEC's website at http://www.sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, by calling 1-877-FMC-4099 (1-877-362-4099); information on voted proxies is also available on the SEC's website on Form N-PX at http://www.sec.gov.

FMC-SA-004-0400

FMC STRATEGIC VALUE FUND

Ticker Symbol: FMSVX

Semi-Annual Report

April 30, 2015

(Unaudited)

Advised By:

FIRST MANHATTAN CO.

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: June 26, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President
Date: June 26, 2015

By (Signature and Title)	/s/ Rami Abdel-Rahman
Rami Abdel-Rahman
Treasurer, Controller & CFO

Date: June 26, 2015